UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2020
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware		000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street,	Suite 2800
Chicago,	Illinois		60661
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Stockholders of LKQ Corporation was held on May 12, 2020. The final results on each of the matters submitted to a vote of the security holders were as follows:

1.	The election of 11 directors to terms ending in 2021. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patrick Berard	254,465,606	642,384	83,551	15,895,913
Meg A. Divitto	251,700,340	3,414,913	76,288	15,895,913
Robert M. Hanser	251,714,405	3,392,825	84,311	15,895,913
Joseph M. Holsten	241,061,817	14,045,615	84,109	15,895,913
Blythe J. McGarvie	251,262,847	3,850,766	77,928	15,895,913
John W. Mendel	251,727,000	3,377,975	86,566	15,895,913
Jody G. Miller	251,543,755	3,569,941	77,845	15,895,913
John F. O'Brien	242,995,185	12,112,754	83,602	15,895,913
Guhan Subramanian	250,352,210	4,752,607	86,724	15,895,913
Xavier Urbain	254,736,210	370,401	84,930	15,895,913
Dominick Zarcone	251,838,297	3,268,038	85,206	15,895,913

2.
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	261,524,773
Votes Against:	9,418,560
Abstentions:	144,121

3.	An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	242,947,697
Votes Against:	11,896,342
Abstentions:	347,502
Broker Non-Votes:	15,895,913

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 13, 2020

LKQ CORPORATION

By:	/s/ Victor M. Casini
Victor M. Casini
Senior Vice President, General Counsel and Corporate Secretary